                                                                    EXHIBIT 99.2

Bell Atlantic Corporation                                                      1

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Consolidated Balance Sheets
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
                                                                                     (Dollars in Millions)
                                                                 --------------
Unaudited                                                              3/31/98      3/31/97     $ Change      12/31/97     $ Change
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
Assets
  Current assets
   Cash and cash equivalents                                      $     403.9   $     257.7  $     146.2   $     322.8  $      81.1
   Short-term investments                                               746.1         350.9        395.2         720.6         25.5
   Accounts receivable, net                                           6,277.6       5,994.8        282.8       6,340.8        (63.2)
   Inventories                                                          544.5         500.9         43.6         550.3         (5.8)
   Prepaid expenses                                                     773.2         817.2        (44.0)        634.0        139.2
   Other                                                                500.7         620.9       (120.2)        432.3         68.4
                                                                 ...................................................................
  Total current assets                                                9,246.0       8,542.4        703.6       9,000.8        245.2
                                                                 ...................................................................
  Plant, property and equipment                                      78,654.7      77,049.2      1,605.5      77,437.2      1,217.5
   Less accumulated depreciation                                     43,308.2      40,581.5      2,726.7      42,397.8        910.4
                                                                 ...................................................................
                                                                     35,346.5      36,467.7     (1,121.2)     35,039.4        307.1
  Investments in unconsolidated businesses                            5,106.7       4,528.8        577.9       5,144.2        (37.5)
  Other assets                                                        4,615.1       4,300.0        315.1       4,779.7       (164.6)
                                                                 ...................................................................
Total Assets                                                      $  54,314.3   $  53,838.9  $     475.4   $  53,964.1  $     350.2
                                                                 ===================================================================

Liabilities and Shareowners' Investment
  Current liabilities
   Debt maturing within one year                                  $   4,551.8   $   5,518.8  $    (967.0)  $   6,342.8  $  (1,791.0)
   Accounts payable and accrued liabilities                           5,628.0       5,293.8        334.2       5,966.4       (338.4)
   Other                                                              1,300.3       1,505.1       (204.8)      1,355.0        (54.7)
                                                                 ...................................................................
  Total current liabilities                                          11,480.1      12,317.7       (837.6)     13,664.2     (2,184.1)
                                                                 ...................................................................
  Long-term debt                                                     15,678.9      13,500.4      2,178.5      13,265.2      2,413.7
  Employee benefit obligations                                       10,042.7       9,911.0        131.7      10,004.4         38.3
  Deferred credits and other liabilities
   Deferred income taxes                                              2,145.3       1,817.2        328.1       2,106.2         39.1
   Unamortized investment tax credits                                   243.5         278.1        (34.6)        250.7         (7.2)
   Other                                                                767.0         774.8         (7.8)        772.6         (5.6)
  Minority interest, including a portion subject to
   redemption requirements                                              918.6       2,099.6     (1,181.0)        911.2          7.4
  Preferred stock of subsidiary                                         200.5         145.0         55.5         200.5          -

  Shareowners' investment
   Common stock                                                          78.8          78.7          0.1          78.8          -
   Contributed capital                                               13,349.6      13,283.5         66.1      13,255.6         94.0
   Reinvested earnings                                                1,325.5       1,388.9        (63.4)      1,261.6         63.9
   Accumulated other comprehensive loss                                (648.7)       (423.0)      (225.7)       (553.3)       (95.4)
                                                                 ...................................................................
                                                                     14,105.2      14,328.1       (222.9)     14,042.7         62.5
   Less common stock in treasury, at cost                               637.5         592.2         45.3         590.5         47.0
   Less deferred compensation-employee stock ownership plans            630.0         740.8       (110.8)        663.1        (33.1)
                                                                 ...................................................................
  Total shareowners' investment                                      12,837.7      12,995.1       (157.4)     12,789.1         48.6
                                                                 ...................................................................
Total Liabilities and Shareowners' Investment                     $  54,314.3   $  53,838.9  $     475.4   $  53,964.1  $     350.2
                                                                 ===================================================================

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Bell Atlantic Corporation                                                      2

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Consolidated Statements of Cash Flows
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
                                                                                                           (Dollars in Millions)


                                                                                 3 Mos. Ended       3 Mos. Ended
Unaudited                                                                             3/31/98            3/31/97        $ Change
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
Cash Flows from Operating Activities
Net Income                                                                      $       893.4       $      698.2    $      195.2
Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation and amortization                                                      1,410.5            1,371.3            39.2
   Extraordinary item, net of tax                                                        16.2                -              16.2
   (Income)/loss from unconsolidated businesses                                         (22.8)              34.7           (57.5)
   Dividends received from unconsolidated businesses                                     53.8               49.2             4.6
   Amortization of unearned lease income                                                (29.5)             (25.8)           (3.7)
   Deferred income taxes, net                                                            55.7              (15.3)           71.0
   Investment tax credits                                                                (7.2)             (10.6)            3.4
   Other items, net                                                                      60.2              126.5           (66.3)
   Changes in certain assets and liabilities, net of effects
     from acquisition/disposition of businesses                                        (227.5)            (264.7)           37.2
                                                                              ....................................................
Net cash provided by operating activities                                             2,202.8            1,963.5           239.3
                                                                              ....................................................

Cash Flows from Investing Activities
Net change in short-term investments                                                    (17.3)             (37.6)           20.3
Additions to plant, property and equipment                                           (1,659.3)          (1,448.2)         (211.1)
Proceeds from sale of plant, property and equipment                                        .2                 .5             (.3)
Investment in leased assets                                                              (1.5)              (9.4)            7.9
Proceeds from leasing activities                                                         49.8               32.1            17.7
Investment in notes receivable                                                            -                 (9.6)            9.6
Proceeds from notes receivable                                                            2.2                4.0            (1.8)
Investments in unconsolidated businesses, net                                          (128.3)            (165.4)           37.1
Proceeds from Telecom Corp NZ share repurchase plan                                       -                 21.9           (21.9)
Proceeds from disposition of businesses                                                   3.8                -               3.8
Other, net                                                                               35.2              (82.2)          117.4
                                                                              ....................................................
Net cash used in investing activities                                                (1,715.2)          (1,693.9)          (21.3)
                                                                              ....................................................

Cash Flows from Financing Activities
Proceeds from borrowings                                                              2,642.4               69.9         2,572.5
Principal repayments of borrowings and capital lease obligations                        (36.1)             (85.5)           49.4
Early extinguishment of debt                                                           (200.0)               -            (200.0)
Net change in short-term borrowings with original maturities of three months
 or less                                                                             (1,850.7)             718.6        (2,569.3)
Dividends paid                                                                         (593.8)            (574.9)          (18.9)
Proceeds from sale of common stock                                                      324.6              126.9           197.7
Purchase of common stock for treasury                                                  (605.0)            (166.1)         (438.9)
Minority interest                                                                         -                (18.9)           18.9
Net change in outstanding checks drawn on controlled disbursement accounts              (87.9)            (331.3)          243.4
                                                                              ....................................................
Net cash used in financing activities                                                  (406.5)            (261.3)         (145.2)
                                                                              ....................................................

Increase in cash and cash equivalents                                                    81.1                8.3            72.8
Cash and cash equivalents, beginning of period                                          322.8              249.4            73.4
                                                                              ....................................................
Cash and cash equivalents, end of period                                        $       403.9       $      257.7    $      146.2
                                                                              ====================================================